Exhibit 99.1
Slide Presentation Regarding Merger with Equity Broadcasting Corporation The attached slide show was filed with the Securities and Exchange Commission on April 14, 2006 as part of the Form 8-K filed by Coconut Palm Acquisition Corporation ("CPAC") with the Securities and Exchange Commission on April 14, 2006 ("April 2006 8-K"). CPAC is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing CPAC's securities, regarding its merger with Equity Broadcasting Corporation ("EBC" or the "Company"), as described in another Form 8-K filed by CPAC which describes the merger in more detail. The attached slide show, as well as the April 2006 8-K, are being distributed to attendees of these presentations. Morgan Joseph & Co. Inc. ("Morgan Joseph"), the managing underwriter of CPAC's initial public offering ("IPO") consummated in September 2005, is assisting CPAC in these efforts and will receive a fee equal to approximately $1.75 million for an advisory fee, fairness opinion and additional services and expenses. CPAC and its directors and executive officers, and Morgan Joseph may be deemed to be participants in the solicitation of proxies for the special meeting of CPAC's stockholders to be held to approve this transaction. Stockholders of CPAC and other interested persons are advised to read, when available, CPAC's preliminary proxy statement and definitive proxy statement in connection with CPAC's solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read CPAC's final prospectus, dated September 8, 2005, for a description of the security holdings of the CPAC officers and directors and their interests in the successful consummation of this business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission's Internet site at (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Corporate Secretary, CPAC, 595 South Federal Highway, Suite 500, Boca Raton, Florida 33432.

Merger of Equity Broadcasting Corporation With Coconut Palm Acquisition Corp.

Safe Harbor This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about CPAC, EBC and their combined business after completion of the proposed transaction. Forward- looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of CPAC's and EBC's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; weather and natural disasters; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which EBC is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of EBC's products and services; general economic conditions; geopolitical events and regulatory changes and approvals, as well as other relevant risks detailed in CPAC's filings with the Securities and Exchange Commission, including its report on form 10-K for the period ended December 31, 2005. The information set forth herein should be read in light of such risks. Neither CPAC, nor EBC assumes any obligation to update the information contained in this presentation.

Executive Summary Business Combination In September 2005, CPAC, (OTCBB: CNUT, CNUTW, CNUTU) a blank check company, raised gross proceeds of approximately $69.0 million through its IPO via the sale of 11.5 million units Unit consisted of one share of common stock and two warrants offered at $6.00 per unit Warrant exercise price of $5.00 Approximately $63.1 million of the net proceeds of the offering are in a trust account On April 7, 2006, CPAC entered into a definitive agreement to acquire all of the outstanding shares of capital stock of Equity Broadcasting Corporation ("EBC" or the "Company") Under the terms of the Agreement and Plan of Merger, the total consideration is $267.4 million based on a price of $5.81 for each CPAC share: $153.7 million in CPAC common stock $25.0 million in cash payable to Univision to pay down part of Univision's current preferred stock interest $11.7 million in series A convertible non-voting preferred stock to be held by Univision Transfer at closing of an existing broadcasting station to Univision valued at approximately $15.0 million Assumption of up to $62.0 million of EBC debt Approximately $38.0 million of cash will remain in the combined company EBC has an appraised asset value of approximately $390 million (March 2006 appraisal by Holt Media Group) The purchase price represents a discount of approximately 30% to the appraised asset value The Company anticipates the merger to close as soon as is practicable, subject to CPAC's due diligence, shareholder approval and regulatory approval, among other conditions CPAC expects to change its name to Equity Media Group and seek NASDAQ listing upon closing

Executive Summary EBC Overview The Company was founded in 1998 and has built a network of 132 television stations since that time Beginning in 2001, EBC, like Entravision Communications Corporation (NYSE:EVC), became a major developer of Univision stations Station assets include 26 full power stations, 37 Class A stations and 69 low power stations EBC stations currently cover 13.7% of the U.S. population in 33 markets, with a total viewer base of more than 15 million households 1 EBC is one of the largest Hispanic broadcasters in the U.S. and the second largest affiliate group of both the top- ranked Univision television network and Univision's TeleFutura network EBC currently has 39 network affiliates, including 22 Univision affiliates EBC has TV stations in eight of the top 55 Hispanic markets in the U.S. Long-term strategic relationship with Univision (NYSE: UVN) After giving effect to the transaction, Univision will continue to own approximately 7-8% of the Company Approximately 3% as a common stockholder and approximately 4-5% as a series A preferred stockholder Univision has agreed to extend its affiliation agreements with the Company in all markets to 15 years from the merger date, and add 3 new markets (1) Source: Nielsen Station Index, September 2005

The Company has historically grown through the construction of new television stations and acquisitions of existing broadcast properties and has a three-pronged strategy for future growth through development and acquisition: Hispanic and English Broadcasting, Media Services and Spectrum Development EBC's digital spectrum assets provide a significant opportunity for a digital content delivery vehicle throughout the Company's footprint The Company launched the Centralized Automated Satellite Hub (C.A.S.H.(tm)) system in 2004. This system significantly reduces the cost of operating local stations Generates recurring revenue and currently provides services to over 40 television stations Potential clients include more than 300 stations and over 1,000 digital channels As the Company has been developing TV stations, it had not previously focused on managing for revenue and profitability, and has yet to realize the revenue and profitability potential of its stations. Profitability will be achieved by the Company's: Continued focus on driving sales Continued upgrading of programming content on TV stations Maintaining cost control efforts Natural maturation of startup station operations Executive Summary EBC Overview

EBC Overview

Univision: Continued Strategic Partnership

- Univision is a leading Spanish language media company
  - 2005 revenues of approximately $2 billion
  - Television operations include the Univision Network, TeleFutura Network and Galavisión
- Only network that has sustained growth in its viewing audience in the highly coveted adult ages 18-49 demographic[1]
- In 2001, Univision invested $25.9 million in EBC to aggregate Spanish-language media assets
  - Since this partnership, EBC has launched 22 Univision or TeleFutura affiliates in top Spanish-language markets, including Detroit, Minneapolis, Kansas City, Oklahoma City, Ft. Myers, Portland and Salt Lake City
  - EBC has just extended its affiliation agreements with Univision to 15 years after the merger date
  - As the second largest Univision and Telefutura affiliate, EBC benefits from low-cost television programming and broadcasting rights to sought-after Hispanic-themed content
  - EBC's local programming, combined with Univision's compelling programming of telenovelas and sports, create a valuable proposition that appeals to broad Hispanic audiences

Univision Network

TeleFutura Network

Galavisión

(1) Source: Nielsen Hispanic Television Index (NHTI)

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EBC Overview Diversified Media Opportunity Platform for diversified media strategy Advertising spending in Hispanic media increased 12.1% from 2004 to 2005, compared to an increase in advertising spending of 6.6% for all U.S. advertising markets 1 Opportunities exist in the rapidly growing Spanish-language media market Estimated 3.4% of television advertising spending targeted the Hispanic population in 2005, which accounted for 10.2% of television households 1 Spanish-language television advertising sales rose 16.9%, the advertising market's largest increase after the Internet 2 Increasing focus on advertising spending gap is expected Advertising spending on Hispanic broadcast and cable networks is projected to grow 16.4% per year through 2009 1 The Company believes that the combination of WB and UPN networks will generate potential acquisition opportunities of television stations that lose their network affiliations Other Hispanic media opportunities include radio, print and outdoor advertising Industry trends indicate a shift away from national networks and towards localized content in secondary and tertiary markets (1) Source: Kagan Research, LLC (2) Source: Nielsen Monitor Plus

EBC Overview Target Market The Hispanic population of approximately 40 million living in the U.S. represents approximately 14% of the U.S. population 1 Expected to grow to nearly 16% of the U.S. population by 2010, reaching 47.8 million 2 U.S. Hispanic population is expected to grow at more than three times the rate of the non- Hispanic population 2 In 2005, the total annual Hispanic buying power was more than $715 billion, an increase of approximately 51% since 2000 3 By 2010, Hispanic buying power is estimated to grow to more than $1.0 trillion 3 Hispanic segment is the fastest growing segment of U.S. media market; largest media outlet is TV (1) Source: Nielsen Media Research, 2005 (2) Source: U.S. Census Bureau, 2004 (3) Source: Global Insight, Hispanic Market Monitor 2005

EBC Overview Business Components EBC's business model is divided into three primary segments: Broadcasting Hispanic broadcasting - Univision strategic relationship English broadcasting Media Services C.A.S.H.(tm) system Outsourced services Equity News Services (ENS) Distributed transmission systems and Multicasting Network delivery services New services (home shopping, etc.) Spectrum Development Prepare for broadcasting industry shift to digital platform Wireless internet, video-on-demand

EBC Overview EBC National Network

EBC Overview Media Services - Overview of C.A.S.H.(tm) System EBC utilizes a state-of-the-art master control facility in Little Rock, Arkansas, to feed the multiple stations to the C.A.S.H.(tm) system Source of recurring revenue Creates strong operating efficiencies based on reduced manpower required to operate each individual station Centralized master control oversees accounting, traffic, promotion and production functions Centralized video production facility allows EBC to custom- build graphics, promotional spots and specialized programming for stations in other markets Customized interfaces are designed to operate a myriad of satellite downlink systems and integrate them with broadcast video / audio servers Staffed 24 hours a day, 7 days a week to assure quality control in all aspects of the broadcast operations Operators monitor both outgoing feeds and satellite uplink signals to guarantee signal quality Computerized monitoring system identifies potential problems before they interfere with broadcast operations Currently, 40 stations utilize EBC's C.A.S.H.(tm) system

EBC Overview Media Services - Overview of C.A.S.H.(tm) System The C.A.S.H.(tm) system can be utilized to offer outsourced services to non-EBC stations Case study: The Company provides market-specific, turn-key network delivery for Retro Television Network (RTN), a 24 / 7 family-friendly television channel with 14 hours a day of primary entertainment content RTN receives a complete, customized local satellite feed without the need for any master control operations besides EBC's central facility EBC receives recurring fees and has received a 10% equity ownership interest in RTN for providing C.A.S.H.(tm) system services Other C.A.S.H.(tm) system features include: Centralcasting Merging / consolidating master control Automated operations Increased cable penetration Digital quality picture Lower capital expenditures and operating costs Fully-scalable capacity and capability Data delivery and other services End Users EBC Master Control (Little Rock, AR) Satellite Broadcast Customers MUX

EBC Overview

Media Services – Equity News Services (ENS)

- ENS provides a cost-effective, centralized newscast for EBC's Univision stations in Salt Lake City, Little Rock, Amarillo, Oklahoma City, Detroit and Ft. Myers
  - Management expects ENS to begin providing news for EBC's stations in Kansas City and Minneapolis this year
  - Provides English-language news and weather for EBC's English stations
  - Highly-customized facilities in Little Rock are used for the newscast productions


SATELITE / RADAR


5:30
REPOR
with Doug

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EBC Overview Media Services - Distributive Transmission Systems and Multicasting Benefits of Distributive Transmission Systems: Signal strength more consistent throughout the coverage area Capable of targeting population centers with stronger signals Overall power consumption can be reduced Allows all stations to maximize distribution system throughout DMA, which puts out-of-market signals on an equal level with in-market signals Currently, broadcasters are utilizing multicasting for local news, shopping and weather channels Potential uses include: Data transmission, including wireless internet and cellular phones Video on Demand New broadcast channels specifically designed for digital carriage

EBC Overview Spectrum Development EBC aims to accumulate one of the largest portfolios of digital spectrum in the U.S. in anticipation of potential growth in digital television broadcasts Congress has set a February 18, 2009 deadline for television stations to switch entirely from analog to digital broadcasts EBC has already incurred capital expenditures and expects minimal additional costs in conjunction with the digital conversion of all stations mandated by the Federal Communications Commission by 2009 The Company's spectrum assets provide an opportunity to offer digital broadcast services EBC is uniquely positioned with respect to data convergence Opportunity to become a digital spectrum provider to non-digital spectrum holders

Growth Strategy Station Growth Plan Hispanic Stations EBC will continue to expand the Univision franchise Waco, Jacksonville and Nashville stations are in the process of being acquired EBC will aggressively pursue additional Univision and TeleFutura markets The Company intends to develop a strong presence in the emerging MTV Tr3s Hispanic network In markets where EBC has Hispanic stations it will pursue other Hispanic media opportunities English Stations EBC plans to restructure and expand its English station portfolio Integrate stations into the C.A.S.H.(tm) system The Company also plans to sell off its small-market, non-core stations to raise additional funds to support its growth effort For Hispanic and English broadcasting, EBC's potential targets include: Large markets (DMA ranking #1-50) - Independents Middle markets (DMA ranking #51-100) - Networks Small markets (DMA ranking #100+) - Major networks Small station groups

Growth Strategy Steps to Profitability Focus on driving sales in rapidly growing Spanish-language markets Revenue for the month-to-date period ended April 10, 2006 exceeded revenue for the full month of April 2005 by approximately 53% Recruit and retain top executives from the industry to augment the current team and position the Company for future growth Drive revenue growth through additional programming and sales Continue to shift from paid programming into entertainment content to drive ratings Obtain national sales representatives for English-language stations Continue to utilize joint sales agreement (JSA) and identify brand-name strategic partners for opportunities in sales and marketing Expand outsourcing capability and economies of scale by implementing the C.A.S.H.(tm) system onto a broader base of television stations Acquire additional station portfolios that will benefit from the C.A.S.H.(tm) system C.A.S.H.(tm) system model is very effective way to launch broadcast affiliates that otherwise would not have access Pursue accretive, complementary content and distribution-related acquisitions to reduce cost structure and expand reach Other media opportunities outside of broadcasting

Growth Strategy Case Study #1 - Kansas City (KUKC) Background of Station Startup KUKC is a startup station that became operational in Q1 2005 By utilizing the C.A.S.H. (tm) system, KUKC was able to establish positive income from operations Operating Performance KUKC generated income from operations of approximately $48 thousand in Q4 2005, the station's fourth quarter of operations EBC's management estimates that competitive stations that do not utilize the C.A.S.H. (tm) system generally operate between three to five years before generating positive income from operations In Q1 2006, EBC expanded the sales force of KUKC to drive the increase in revenue from localized content Management Expertise EBC's station startup strategy utilizing the C.A.S.H. (tm) system has been successfully replicated with television stations across various markets For example, the WUVF station in Ft. Myers / Naples, Florida generated positive income from operations of approximately $31 thousand in Q3 2005, the station's third quarter of operations WUVF generated income from operations of approximately $78 thousand in Q1 2006 Note: References to station operations and financials exclude income and expenses related to trade and barter activities KUKC Financial Performance

Growth Strategy Case Study #2 - Little Rock (KYPX) Description of Station prior to Turnaround Prior to EBC's turnaround efforts, KYPX relied heavily on paid programming, rather than localized sales, as a source of revenue Due to declining net broadcast revenue and high operating expenses, KYPX had a loss from operations of over $200 thousand in 2004 Implemented Turnaround Strategy In January 2005, EBC completed the implementation of the C.A.S.H. (tm) system for the KYPX station Additionally, EBC management shifted the station's focus to replacing paid programming with entertainment content and localized sales Turnaround Outcome KYPX net broadcast revenue grew approximately 42% from $471 thousand in 2004 to $670 thousand in 2005 Local sales increased from approximately $256 thousand in 2004 to $271 thousand in 2005 The station's total operating expenses decreased by approximately 6% from $683 thousand in 2004 to $644 thousand in 2005 Income from operations increased from a loss of over $200 thousand in 2004 to income of approximately $26 thousand in 2005 Pre-EBC Turnaround Post-EBC Turnaround Note: References to station operations and financials exclude income and expenses related to trade and barter activities

Growth Strategy Case Study #3 - Portland / La Grande / Yakima (KPOU) Background of Station Startup EBC completed the construction of the KPOU station in January 2002 Startup costs consisted of approximately $125 thousand for construction in $500 thousand for regulatory permits Operation Strategy Management entered into a JSA relationship with local partners to drive revenue from localized content The JSA contracts allowed KPOU to operate without utilizing EBC's sales force, streamlining the stations operating expenses KPOU generated profits in every year of operation from startup in 2002 until its sale in 2006 Investment Exit KPOU is under contract to be sold in May 2006 for $19.2 million, which is expected to result in a gain on sale of more than $18 million KPOU had net broadcast revenue of approximately $2.7 million in 2005, an increase of 13.5% over 2004 Excluding JSA-related payments, KPOU had income from operations of approximately $1.4 million in 2005, an increase of 17.0% over 2004 Management Expertise Management has expertise in entering into local partnerships across various markets For example, in April 2006, Granite Broadcasting, Inc. of New York has reached an agreement with EBC to be the advertising sales representative for WNGS-TV Channel 67, licensed in Springville, N.Y. Note: References to station operations and financials exclude income and expenses related to trade and barter activities, as well as JSA activities KPOU Financial Performance

EBC Overview Management Biographies Larry E. Morton - Chairman, President and CEO of EBC Mr. Morton is one of the founders of EBC and has been a member since inception. Under his leadership, EBC now operates 132 television stations in its network, with 26 full power stations, 37 Class A stations and 69 low power stations, broadcasting in 33 markets across the U.S. Mr. Morton also developed EBC's C.A.S.H.(tm) system, which gives the Company a programming distribution method that allows for greater cable carriage and lower capital and operating costs at each station. Mr. Morton is a graduate of the U.S. Air Force Academy with a Bachelor of Science degree in Economics and is a Certified Public Accountant and licensed real estate broker. He also graduated from the University of Arkansas at Little Rock with a Bachelor of Science degree in Accounting and a Masters in Business Administration. Richard C. Rochon - Chairman and Chief Executive Officer of CPAC Richard C. Rochon has been chairman of the board and chief executive officer of CPAC since its inception. Mr. Rochon co-founded Royal Palm Capital Partners, LLC ("RPCP"), a private investment and management firm in February 2002 and has been its chairman and chief executive officer since that time. RPCP focuses on making investments in industries poised for consolidation and growth and partners with world class management teams in the respective industries. Mr. Rochon also serves as chairman of the boards of publicly-held Devcon International Corp. and Sunair Services Corporation. From 1987 to January 2002, Mr. Rochon was President of Huizenga Holdings, Inc., a management and holding company owned by H. Wayne Huizenga, whose investments included several publicly-held companies, including Blockbuster Entertainment Corporation, Republic Waste Industries, Inc., AutoNation, Inc. and Boca Resorts, Inc. During this time, he served as sole director for many of Huizenga Holdings' privately-held operating companies, including serving as a director of SportsChannel Florida Associates, AutoNation, Inc., the NHL's Florida Panthers and the NFL's Miami Dolphins. Mr. Rochon previously served as vice chairman of Boca Resorts, Inc., an owner and operator of luxury resort properties in Florida, from November 1996 to December 2004, while serving as President from March 1998 until January 2002. In addition, Mr. Rochon has been a director of Bancshares of Florida, a full-service commercial bank since 2002. Since 1996, Mr. Rochon has been a director of Century Business Services, a diversified services company. Mr. Rochon also was employed as a certified public accountant by the public accounting firm of Coopers & Lybrand from 1979 to 1985. Mr. Rochon received his B.S. in Accounting from Binghamton University in 1979 and Certified Public Accounting designation in 1981.

EBC Overview Management Biographies Mario B. Ferrari - Director of CPAC, Chief Strategic Officer of Equity Media Group Mario B. Ferrari has been a director and vice president since CPAC's inception. Mr. Ferrari is a co-founder of Royal Palm Capital Partners, LLC, a private investment and management firm, where he has been a partner since July 2002. He has also served as a director of publicly-held Devcon International Corp., since July 2004 and as vice chairman of publicly-held Sunair Services Corporation since February 2005. From June 2000 to June 2002, he was an investment banker with Morgan Stanley & Co. Previously, Mr. Ferrari co-founded PowerUSA, LLC, a retail renewable energy services company, in October 1997 and was a managing member until September 1999. Mr. Ferrari graduated from Georgetown University, where he received his B.S., magna cum laude, in Finance and International Business.

Investment Highlights Immediate distribution capability of diversified media services to expanding Spanish-language market Advertising spending in Hispanic media increased 12.1% from 2004 to 2005, compared to an increase in advertising spending of 6.6% for all U.S. advertising markets 1 0 Attractive discount of approximately 30% to asset value of television broadcast stations and other assets Continued strong relationship with Univision Extension of Univision affiliation agreement to 15 years from merger date Univision will continue to be a common stockholder and a series A preferred stockholder after the merger Revenue and broadcast cash flow enhancement opportunities in media services Initiatives outside of broadcasting Recurring revenue from outsourced C.A.S.H.(tm) system services Well-positioned to benefit from broadcasting industry transition to digital platform Opportunity to provide network delivery services to broadcasters to generate revenue in addition to potential equity ownership interests in customers Excellent opportunity to deploy warrant proceeds Ability to use cash and stock for complementary and accretive acquisitions in the top 50 media markets (1) Source: Kagan Research, LLC